SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

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The Boston Beer Company, Inc.

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The Boston Beer Company, Inc.

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PROXY STATEMENT
RECORD DATE AND VOTING SECURITIES
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BENEFICIAL OWNERSHIP TABLE
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION(1)
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE OFFICERS OF THE COMPANY
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE FOR FISCAL YEARS ENDED DECEMBER 25, 2004, DECEMBER 27, 2003 AND DECEMBER 28, 2002
OPTION GRANTS TO EXECUTIVE OFFICERS IN YEAR ENDED DECEMBER 25, 2004
AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES AS OF DECEMBER 25, 2004
REPORT OF THE AUDIT COMMITTEE(3)
INDEPENDENT PUBLIC ACCOUNTANTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS
OTHER MATTERS
10-K REPORT
VOTING PROXIES

THE BOSTON BEER COMPANY, INC.
NOTICE OF THE 2005 ANNUAL MEETING OF STOCKHOLDERS
May 4, 2005
To the Stockholders:
      The 2005 Annual Meeting of the Stockholders of THE BOSTON BEER COMPANY, INC. (the “Company”) will be held on Wednesday, May 4, 2005, at 10:00 a.m. at The Brewery located at 30 Germania Street, Jamaica Plain, Boston, Massachusetts, for the following purposes:

1. To approve the appointment by the Class A Directors on February 15, 2005 of David A. Burwick as a Class A Director to fill the vacancy created by the resignation of James C. Kautz.

2. The election by the holders of the Class A Common Stock of three (3) Class A Directors, each to serve for a term of one (1) year.

3. The election by the sole holder of the Class B Common Stock of four (4) Class B Directors, each to serve for a term of one (1) year.

4. To consider and act upon any other business which may properly come before the meeting.
      The Board of Directors has fixed the close of business on March 7, 2005 as the record date for the meeting. Only stockholders of record on that date are entitled to notice of and to vote at the meeting.
      The foregoing items of business are more fully described in the Proxy Statement accompanying this letter.
      PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

By order of the Board of Directors

C. James Koch,
Clerk
Boston, Massachusetts
March 23, 2005

THE BOSTON BEER COMPANY, INC.
PROXY STATEMENT
       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Boston Beer Company, Inc. (the “Company”) for use at the 2005 Annual Meeting of Stockholders to be held on Wednesday, May 4, 2005, at the time and place set forth in the notice of the meeting, and at any adjournments thereof. The approximate date on which this Proxy Statement and form of proxy are first being mailed to stockholders is March 23, 2005.
      If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified, proxies will be voted in favor of the election of directors as set forth in this proxy statement. In addition, if other matters come before the meeting, the persons named in the accompanying proxy and acting thereunder will have discretion to vote on these matters in accordance with their best judgment. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Clerk of the Company at any time before the proxy is exercised. Please note, however, that if your shares are held of record by a broker, bank or nominee and you wish to vote at the meeting, you will not be permitted to vote in person unless you first obtain a proxy issued in your name from the record holder.
      The holders of a majority in interest of the issued and outstanding Class A Common Stock are required to be present in person or to be represented by proxy at the meeting in order to constitute a quorum for the election of the Class A Directors. The election of each of the nominees for Class A Director, as hereinafter set forth in greater detail, will be decided by plurality vote of the holders of Class A Common Stock present in person or represented by proxy at the Meeting. The affirmative vote of the sole holder of the outstanding shares of Class B Common Stock, voting in person or by proxy at the meeting, is required to elect the Class B Directors, as hereinafter set forth in greater detail.
      Abstentions and “non-votes” are counted as present in determining whether the quorum requirement is satisfied. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors.
      The Company will bear the cost of the solicitation. In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and request authority for execution of the proxies. The Company will reimburse the banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers and regular employees of the Company, without being additionally compensated, may solicit proxies by mail, telephone, telegram, facsimile or personal contact. All reasonable proxy soliciting expenses will be paid by the Company in connection with the solicitation of votes for the Annual Meeting.
      The Company’s principal executive offices are located at 75 Arlington Street, Boston, Massachusetts 02116, telephone number (617) 368-5000.
RECORD DATE AND VOTING SECURITIES
      Only stockholders of record at the close of business March 7, 2005 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding and entitled to vote 10,177,663 shares of Class A Common Stock, $.01 par value per share, and 4,107,355 shares of Class B Common Stock, $.01 par value per share. Each outstanding share of the Company’s Class A and Class B Common Stock entitles the record holder to one (1) vote on each matter properly brought before the Class.

Items 1 and 2.     Election of Class A and Class B Directors
      Upon the recommendation of the Nominating/Governance Committee, the Board of Directors proposes that the initial number of Directors for the ensuing year be fixed at seven (7), consisting of three (3) Class A Directors to be elected by the holders of the Class A Common Stock for a term of one (1) year, and four (4) Class B Directors to be elected by the sole holder of the Class B Common Stock, also for a term of one (1) year, reserving the right of the sole holder of the Class B Common Stock to increase the number of Class B Directors to up to seven (7) at such time as he deems appropriate and to elect up to three (3) additional Class B Directors accordingly.
      It is proposed that the holders of the Class A Common Stock elect each of the three (3) nominees for Class A Director to serve for a term of one (1) year and until his successor is duly elected and qualified or until he sooner dies, resigns or is removed.
      It is anticipated that the sole holder of the Class B Common Stock will elect each of the four (4) nominees for Class B Director also to serve for a term of one (1) year and until his successor is duly elected and qualified or until he sooner dies, resigns or is removed. Three (3) of the four (4) nominees for Class B Directors are either Executive Officers of the Company or immediate family members of such Executive Officers.
      The persons named in the accompanying proxy will vote, unless authority is withheld, for the election as Class A Directors of the three (3) nominees named below. In the event that any of the nominees should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitute nominees as the incumbent Class A Directors, acting pursuant to Section 4.8 of the Company’s By-Laws as a nominating committee, may nominate. As indicated below, none of the nominees for Class A Directors are Executive Officers of the Company or its subsidiaries nor immediate family members of such Executive Officers.
      One of the nominees for Class A Director named below is David A. Burwick, who was appointed by the Class A Directors on February 15, 2005 to fill the vacancy created by the resignation of James C. Kautz. In accordance with the By-Laws of the Company, the appointment of Mr. Burwick must be approved by the holders of the Class A Common Stock at their next annual meeting following such appointment. The persons named in the accompanying proxy will vote, unless authority is withheld, for the approval of such appointment of Mr. Burwick as a Class A Director.
      Nominees Proposed in Accordance with the Terms of the Articles of Organization, By-Laws of the Company and the Corporate Governance Guidelines. Set forth below are the nominees for election as Class A and Class B Directors, respectively, for terms ending in 2006 and certain information about each of them.

Class A Directors:

		Year First	Position With the Company
		Elected a	or Principal Occupation
Name of Nominee	Age	Director	During the Past Five Years

David A. Burwick	43	2005	Mr. Burwick is the Chief Marketing Officer of Pepsi-Cola North America. Prior to assuming that position in 2003, he had served in a number of positions at that Company, most recently as Vice President Marketing, Consumer Promotions & Sports, a position he held since 1998.
Pearson C. Cummin, III	62	1995	Mr. Cummin served as a general partner of Consumer Venture Partners, a Greenwich, Connecticut based venture capital firm, from January 1986 to December 2002. Mr. Cummin also serves as a Director and a member of the Compensation and Nominating/ Governance Committees of Pacific Sunwear of California, Inc.
Robert N. Hiatt	68	1998	Mr. Hiatt was President and Chief Executive Officer of Maybelline, Inc., a cosmetics company based in Memphis, Tennessee, from 1990 until 1996, and was its Chairman from 1996 until he retired in 1997. Mr. Hiatt also served as a Director of Genovese Drug Stores, Inc. from 1997 to 1999.

Class B Directors:

		Year First	Position With the Company
		Elected a	or Principal Occupation
Name of Nominee	Age	Director	During the Past Five Years

C. James Koch	55	1995	Mr. Koch founded the Company in 1984 and currently serves as the Chairman and Clerk of the Company. Until January 2001, Mr. Koch also served as the Company’s Chief Executive Officer.
Charles Joseph Koch	82	1995	Mr. Koch is the father of founder C. James Koch. In 1989, Mr. Koch retired as founder and co-owner of Chemicals, Inc., a distributor of brewing and industrial chemicals in southwestern Ohio.
Martin F. Roper	41	1999	Mr. Roper was appointed the Chief Executive Officer of the Company in January 2001, after having served as the President and Chief Operating Officer of the Company since December 1999. Mr. Roper joined the Company as Vice President of Manufacturing and Business Development in September 1994 and became the Chief Operating Officer in April 1997.
Jean-Michel Valette	44	2003	Mr. Valette became President and Managing Director of Robert Mondavi Winery, a privately-held wine company, in October 2004. He is also Chairman and a member of the Audit Committee of Peet’s Coffee and Tea Inc., a California-based specialty coffee retailer, and serves as a Director and Chairman of the Audit Committee of Select Comfort Corporation, a Minneapolis-based bed retailer. Mr. Valette also serves as an independent advisor to select branded consumer companies. From 1998 to 2000, he was President and CEO of Franciscan Estates, Inc., a California wine company.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
      The Company is committed to having sound corporate governance principles. The Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics and the charters of the Audit, Compensation and Nominating/Governance Committees are available on the Company’s website, www.bostonbeer.com/CorporateGovernance, and are also available in print to any stockholder who requests them. Such requests should be directed to the Investor Relations Department, The Boston Beer Company, Inc., 75 Arlington Street, Boston, MA 02116.
Board Independence
      The Board has determined that all of the Class A directors standing for election, namely, Messrs. Burwick, Cummin and Hiatt, and one (1) of the Class B directors standing for election, namely, Mr. Valette, together constituting a majority of the Board of Directors, have no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and are independent as provided in the New York Stock Exchange (“NYSE”) and Securities and Exchange Commission (“SEC”) director independence standards. In addition, the Board has determined that each member of the Audit, Compensation and Nominating/ Governance Committees has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is independent as provided in the NYSE and SEC director independence standards.
Board Meetings and Structure; Committee Composition; Director Compensation
      During the Company’s 2004 fiscal year, there were five (5) meetings of the Board of Directors of the Company. All of the Directors attended, either in person or by telephone, all board meetings and all meetings of the Committees of the Board of Directors on which they served. Mr. James Kautz retired from the Board in October 2004, but attended all meetings of the Board of Directors prior to his departure from the Board. In February 2005, the Class A Directors appointed Mr. Burwick as a Class A Director to fill the vacancy created by Mr. Kautz’s retirement Mr. Burwick attended the one (1) meeting of the Board of Directors that was held in 2005 as of the date of this Proxy Statement.
      The Company strongly encourages all directors to attend annual meetings of stockholders. All Directors except Mr. Burwick (who was not then a Director) and Mr. Charles Koch attended the last annual meeting of stockholders.
      As of the date of this Proxy Statement, the Board has seven (7) directors and three standing committees, namely, the Audit Committee, the Compensation Committee and the Nominating/ Governance Committee. Committee membership during the last fiscal year and the function of each committee are described below. Each of the committees operates under a written charter adopted by the Board.
      Each year non-management directors receive $7,500 as an annual retainer, pro rated if appointed after the annual meeting of stockholders, as well as an option grant for 5,000 shares of the Company’s Class A Common Stock, which is similarly pro rated. Members of the Audit Committee receive an additional annual retainer of $10,000, which retainer is pro rated if the non-management Director is appointed after the annual meeting of stockholders. Each Committee Chair receives an additional annual retainer of $1,000. Non-management directors also receive compensation for attending Board and Committee meetings as follows: $2,500 for each Board meeting attended in person, $1,000 for each Board meeting attended by telephone, $500 for each Committee meeting attended in person and $200 for each Committee meeting attended by telephone, except that no director may receive in excess of $2,000 for attending the meetings of any one Committee in a year. The first time a non-management director is elected to the Board of Directors, he or she receives an option grant for 5,000 shares of the Company’s Class A Common Stock pursuant to the Company’s Non-Employee Director Stock Option Plan, as amended. On February 14, 2003, the Board of Directors voted to make a one-time option grant for 5,000 shares to all current non-management directors upon their re-election to the Board. All options to non-management directors are granted under the Company’s Non-Employee Director Stock Option Plan, as amended and restated, pursuant to which options are granted at the fair market value on the date of grant, are immediately vested and will expire the earlier of 10 years or 3 years after the grantee ceases to be a director of the Company. In October 2004, the Non-Employee Director Stock Option Plan was amended and restated by action of the sole Class B Stockholder, pursuant to which the number of shares of Class A Common Stock available for issuance under the Plan was increased from 200,000 shares to 350,000 shares.
      In 2004, non-management directors received the following cash compensation:

Name	Cash Compensation

Pearson C. Cummin, III	$35,500
Robert N. Hiatt	$35,500
James C. Kautz(1)	$31,500
Charles Joseph Koch	$12,500
Jean-Michel Valette	$24,000	(2)

(1)	Mr. Kautz retired from the Board of Directors on October 19, 2004.

(2)	Mr. Valette joined the Audit Committee in August 2004, but payment of the $6,000, pro rated Audit Committee retainer was not made until February 2005.

Audit Committee
      The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process, including overseeing the financial reports and other financial information provided by the Company’s systems of internal accounting and financial controls and the annual independent audit of the Company’s financial statements. The Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews the Audit Committee charter and the committee’s performance; appoints, evaluates and determines the compensation of the Company’s independent auditors; reviews and approves the scope of the annual audit, the audit fee and the financial statements; pre-approves all audit and non-audit services provided to the Company by the Company’s independent auditors; reviews the Company’s disclosure controls and procedures, internal controls and corporate policies relating to financial information and earnings guidance; and reviews other risks that may have a significant impact on the Company’s financial statements.
      The present members of the Audit Committee are Pearson C. Cummin, III (Chairman), Robert N. Hiatt, and Jean-Michel Valette. The Audit Committee had three (3) regular meetings and five (5) telephonic meetings in 2004. The report of the Audit Committee is included in this Proxy Statement on page 16.

Compensation Committee
      The Compensation Committee discharges the Board’s responsibilities relating to compensation of the Company’s officers and directors and exercises overall responsibility for evaluating and approving compensation programs and policies of the Company relating to officers and directors; provides general oversight of the Company’s compensation structure, including the Company’s equity compensation plans; reviews and makes recommendations to the Board concerning policies or guidelines with respect to employment agreements, severance arrangements, change-in-control agreements or arrangements involving senior executive officers and directors of the Company; makes reports to the Board of Directors on a regular basis; reviews its own performance and reviews and reassesses the adequacy of its charter and recommends any proposed changes to the Board of Directors for its approval; and issues an annual report on executive compensation for inclusion in the Company’s proxy statement. Other responsibilities of the Compensation Committee include the review and approval of corporate goals and objectives relevant to the compensation of the Chairman and the CEO and evaluation of the performance of the Chairman and the CEO in light of those goals and objectives; and setting the compensation levels of the Chairman and the CEO based on such evaluation.

      The present members of the Compensation Committee are Robert N. Hiatt (Chairman), Pearson C. Cummin, III, and Jean-Michel Valette. The Compensation Committee met on three (3) occasions in 2004. The report of the Compensation Committee is included in this Proxy Statement on page 9.

Nominating/ Governance Committee
      The Nominating/ Governance Committee assists the Board by identifying individuals qualified to become Board members, recommending nominees for election as Class A Directors to the full Board of Directors, recommending to the Board nominees for each Board committee, developing and recommending to the Board a set of corporate governance principles applicable to the Company and overseeing an annual evaluation of the Board and management. The Nominating/ Governance Committee periodically assesses the size and composition of the Board; reviews the adequacy of the Company’s corporate governance guidelines and recommends any necessary changes to the full Board for approval; conducts a preliminary review of director independence and financial literacy and expertise of Audit Committee members; annually evaluates the performance of the Chairman and the CEO; and makes periodic reports to the Board on succession planning and management development. The Chairman of the Nominating/ Governance Committee receives communications directed to non-management directors.
      The present members of the Nominating/ Corporate Governance Committee are Jean-Michel Valette (Chairman), Pearson C. Cummin, III, and Robert N. Hiatt. The Nominating/ Corporate Governance Committee met four (4) times in 2004.
Consideration of Nominees for Director

Identifying and Evaluating Nominees for the Board of Directors
      The Nominating/ Governance Committee employs a variety of methods for identifying and evaluating nominees for director. The Committee assesses and reviews with the full Board at least annually the skills and characteristics that should be reflected in the composition of the Board as a whole. The review includes an examination of the extent to which the requisite skills and characteristics are reflected in the then current Board members and seeks to identify any particular qualifications that should be sought in new directors for the purpose of augmenting the skills and experience represented on the Board. The assessment takes into account issues of experience, judgment, age and diversity in aspects of business relevant to the Company’s affairs, all in the context of the perceived needs of the Board at that time. Candidates may come to the attention of the Committee through a number of sources, including current Board members, professional search firms, shareholders or other persons. Candidates are evaluated at regular or special meetings of the Nominating/ Governance Committee and may be considered at any point during the year.

Shareholder Nominees
      The policy of the Nominating/ Governance Committee is to consider properly submitted shareholder nominations for candidates for membership on the Board as described above under “Identifying and Evaluating Nominees for the Board Directors.” The same process is used for evaluating a director candidate submitted by a shareholder as is used in the case of any other potential nominee. Any shareholder nominations proposed for consideration by the Nominating/ Governance Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Chairman
Nominating/ Governance Committee
The Boston Beer Company, Inc.
75 Arlington Street
Boston, MA 02116
If the Company receives a communication from a shareholder nominating a candidate that is not submitted as described above, it will forward such communication to the Chairman of the Nominating/ Governance Committee.

Executive Sessions
      Those non-management directors who are independent met in executive session without management five (5) times during the Company’s 2004 fiscal year. Until his retirement in October 2004, the sessions were scheduled and chaired by Mr. James Kautz; and thereafter by Mr. Jean-Michel Valette.
Communications with the Board
      Stockholders may communicate with the Board of Directors or any individual director by submitting an email to the Company’s Board at bod@bostonbeer.com. All directors have access to this email address. Communications that are intended specifically for non-management directors should be sent to the email address above to the attention of the Chairman of the Nominating/ Governance Committee.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth certain information regarding beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock as of February 16, 2005 by:

•	each person (or group of affiliated persons) known by the Company to be the beneficial owner(s) of more than five percent (5%) of the outstanding Class A Common Stock;

•	each current director of the Company, nominees and the executive officers of the Company named below in the Summary Compensation Table on page 12; and

•	all current directors and executive officers of the Company directors as a group.
      The information provided in the table is based on the Company’s records, information filed with the SEC and information provided to the Company, except where otherwise noted.
      Beneficial ownership is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire under certain circumstances. Unless otherwise indicated, each person named below held sole voting and investment power over the shares listed below. All shares are Class A Common Stock, except for shares of Class B Common Stock held by C. James Koch.

BENEFICIAL OWNERSHIP TABLE

	Shares Beneficially
	Owned(1)

Name of Beneficial Owner	(i) Number	Percent

C. James Koch(1)(2)	4,587,586	32.0%
Martin F. Roper(1)(3)	659,972	6.1%
William F. Urich(1)(4)	35,000	*
Jeffrey D. White(1)(5)	38,800	*
Robert H. Hall(1)(6)	52,700	*
David A. Burwick(1)(7)	6,000	*
Pearson C. Cummin, III(1)(8)	83,923	*
Robert N. Hiatt(1)(9)	38,000	*
Charles Joseph Koch(1)(10)	40,000	*
Jean-Michel Valette(1)(11)	35,000	*
Credit Suisse Asset Management, LLC(12)
466 Lexington Avenue, New York, NY 10017	580,075	5.7%
Barclays Global Investors, NA(12)
Barclays Global Fund Advisors
45 Fremont Street, San Francisco, CA 94105	1,155,028	11.3%
Royce & Associates, LLC
1414 Avenue of the Americas, New York, NY 10019(12)	785,600	7.7%
All Directors, Nominees for Director and Executive Officers as a group (10 people)	5,576,981	36.6%

*	Represents holdings of less than one percent (1%).

(1)	The mailing address for all directors, nominees and named executive officers is c/o The Boston Beer Company, Inc., 75 Arlington Street, Boston, MA 02116.

(2)	Includes 4,107,355 shares of Class B Common Stock, constituting all of the outstanding shares of Class B Common Stock, options to acquire 56,000 shares of Class A Common Stock exercisable currently or within sixty (60) days and 6,255 shares of Class A Common Stock purchased under the Company’s Investment Share Plan which are not yet vested. Also includes 32,456 shares of Class A Common Stock held by Mr. Koch as custodian for the benefit of his children in which he has sole voting and investment power, but to which Mr. Koch disclaims any beneficial ownership. Does not include 152,835 shares of Class A Common Stock held by a limited liability company in which Mr. Koch’s children have a pecuniary interest, as to which Mr. Koch disclaims any beneficial ownership.

(3)	Includes options to acquire 638,283 shares of Class A Common Stock exercisable currently or within sixty (60) days and 14,649 shares of Class A Common Stock purchased under the Company’s Investment Share Plan which are not yet vested.

(4)	Consists of options to acquire 35,000 shares of Class A Common Stock exercisable currently or within sixty (60) days.

(5)	Consists of options to acquire 38,800 shares of Class A Common Stock exercisable currently or within sixty (60) days.

(6)	Consists of options to acquire 52,700 shares of Class A Common Stock exercisable currently or within sixty (60) days.

(7)	Consists of options to acquire 6,000 shares of Class A Common Stock exercisable currently or within sixty (60) days.

(8)	Includes options to acquire 40,000 shares of Class A Common Stock exercisable currently or within sixty (60) days.

(9)	Includes options to acquire 35,000 shares of Class A Common Stock exercisable currently or within sixty (60) days. Does not include 1,000 shares of Class A Common Stock owned by Mr. Hiatt’s spouse.

(10)	Consists of options to acquire 40,000 shares of Class A Common Stock exercisable currently or within sixty (60) days. Does not include 2,000 shares of Class A Common Stock owned by Mr. Koch’s spouse.

(11)	Includes options to acquire 15,000 shares of Class A Common Stock exercisable currently or within sixty (60) days.

(12)	Information has been derived from Schedule 13G for the year ended December 31, 2004 filed with the SEC.
COMPENSATION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION(1)
      Compensation Philosophy. The Company’s executive compensation system continues to be comprised of base salaries, annual bonuses based upon specific performance objectives and stock option awards. The Compensation Committee of the Board of Directors (the “Committee”), reviews executive officer compensation annually. Executive compensation is designed to be competitive within the alcoholic beverages industry and other companies of comparable size and complexity, so as to enable the Company to continue to attract and retain talented and motivated individuals in key positions.
      Compensation paid to the Company’s executive officers is intended to reflect the responsibility associated with each executive officer’s position, the past performance of the specific executive officer, the goals of management and the profitability of the Company. Compensation in any particular case may vary from any industry average on the basis of annual and long-term Company performance, as well as individual performance. The Compensation Committee believes that the total compensation paid to the Company’s executive officers is reasonable.
      In 2004, the Compensation Committee devoted particular attention to developing specific goals and objectives to be achieved by the Chairman and the Chief Executive Officer in 2005 and bonus potential related to the achievement of those goals. In addition, the Committee strengthened its evaluation process for overall performance by the Chairman and the Chief Executive Officer, as well as established criteria for evaluation of other senior executive officers of the Company. The Committee elected to engage the services of an independent executive compensation consulting firm to conduct a review of executive compensation and to make recommendations for implementation in 2005.
      Equity-Based Compensation. During 2004, the Compensation Committee again devoted significant attention to the grant of so-called Discretionary Options under the Company’s Employee Equity Incentive Plan. The Discretionary Options feature of the Employee Equity Incentive Plan has been used by the Compensation Committee as an integral part of the overall compensation approach for the officers and senior managers of the Company. Such stock option awards are designed to provide incentive to the Company’s key employees to increase the market value of the Company’s stock, thus linking corporate performance and stockholder value to executive compensation.
      As amended and restated in 1997, the Employee Equity Incentive Plan calls for the Compensation Committee to make recommendations to the full Board with respect to the grant of Discretionary Options. In recommending the grant of options, the Compensation Committee takes into account the position and responsibilities of the optionee being considered, the nature and value to the Company of his or her service and accomplishments, his or her present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant. In carrying out these responsibilities in 2004, the

(1)	The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Committee met with the Company’s Chairman in October to review Management’s preliminary recommendations with respect to Discretionary Options to be granted effective January 1, 2005. The Compensation Committee met again with the Chairman in December to review final recommendations to the Board of Directors in the context of the overall compensation plan for executives. Based on this review, the Committee recommended that options covering an aggregate of 142,050 shares of Class A Common Stock be granted by the Board, effective as of January 1, 2005. Of this number, options covering 48,500 shares of Class A Common Stock were granted to the named executive officers of the Company, constituting 34% of the total options granted. All options granted to the named executive officers were contingent options, whereby the actual number of shares as to which the option shall become exercisable in any year is dependent upon the Company’s performance as measured against a benchmark determined by the Company’s Board of Directors. The options shall lapse as to any shares that do not become vested in a particular year.
      Upon recommendation of the Compensation Committee, the Employee Equity Incentive Plan was modified in October 2004 by action of the Board of Directors and the sole Class B Stockholder to limit the compensation used in the determination of the number of shares which a participant is eligible to purchase to a percentage of base salary and bonus (excluding income received as a result of the exercise of options or shares vesting under the Investment Share program).
      Up to an aggregate of 3,687,500 shares of Class A Common Stock may be issued under the Employee Equity Incentive Plan. As of March 7, 2005, there were approximately 543,000 shares of Class A Common Stock available for grant under the Employee Equity Incentive Plan.
      Compensation of Chief Executive Officer. The Compensation Committee reviewed and approved the compensation paid to Martin F. Roper as the Company’s Chief Executive Officer during 2004. In reviewing such compensation, the Committee took into consideration the Company’s success in executing against the Company’s strategic plan for maintaining its position in the highly competitive better beer industry. The Committee set certain performance goals, including growth in sales, cost savings measures and other criteria, on which Mr. Roper’s bonus award would be determined. The Compensation Committee set Mr. Roper’s annual base salary for 2004 at $530,000, and in February 2005 awarded him a bonus of $149,500, based on achieving targeted cost reductions and implementing new strategic initiatives, earned by him in 2004, both of which the Committee determined were reasonable in light of the Company’s overall performance. The Committee has set Mr. Roper’s salary for 2005 at $567,000, plus a bonus opportunity equal to 80% of salary, with an incremental 64% tied to achieving certain goals that would require substantial out-performance of the Company’s financial plan for the year. Mr. Roper’s objectives for 2005, as a percentage of his bonus opportunities, including the out-performance goals, are approximately as follows: 56% based on depletions growth and other revenue goals, 17% based on increased gross profit and other cost reductions, and 28% based on strategic initiatives and stock price. The Compensation Committee recommended and the full Board approved the grant to Mr. Roper a contingent option covering 15,000 shares, effective January 1, 2005, which shares carry an exercise price of $21.14 per share.
      Compensation of Chairman. The Compensation Committee also reviewed and approved the compensation paid to C. James Koch, the Chairman of the Company, in 2004. As a full-time employee of the Company, Mr. Koch’s performance was measured against his efforts relating especially to the promotion of the Samuel Adams brand and serving as a spokesperson for the Company, as well as the Company’s success in executing its strategic plan. In his unique position as the largest shareholder and the owner of all of the Class B Common Stock, the base compensation paid to Mr. Koch, which has not materially changed since 1996, does not necessarily reflect his considerable contribution to the Company. The Compensation Committee did increase Mr. Koch’s annual base salary for 2005 to $195,000, up from his 2004 salary of $188,320, and determined that Mr. Koch earned a bonus of $47,100 for 2004 performance based on targeted increases in the trading price of the Company’s stock. Mr. Koch has the potential for an incremental 2004 bonus of $56,400 based on 2004 depletions growth relative to the market, which will not be finally determined until April 2005. The Committee approved 2005 bonus opportunities for Mr. Koch equal to 100% of salary. Mr. Koch’s objectives for 2005 as a percentage of his bonus opportunities are approximately as follows: 30% based on depletions growth, 30% based on relative depletions growth, 15% based on gross profit and 25% based on stock price.

      Tax Limitation. Section 162(m) of the U.S. Internal Revenue Code limits the tax deductibility by a corporation of compensation in excess of $1,000,000 paid to the Chief Executive Officer and any other of its four most highly compensated executive officers. However, compensation which qualifies as “performance-based” is excluded from the $1,000,000 limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by stockholders.
      The Compensation Committee does not presently expect that total cash compensation to any individual executive will exceed $1,000,000. The Compensation Committee will continue to monitor the compensation levels potentially payable under the Company’s compensation programs, but intends to retain the flexibility necessary to provide total compensation in line with competitive practice, the Company’s compensation philosophy and the Company’s best interests. The Company has not adopted a policy that all executive compensation be fully deductible.

The Compensation Committee:
Robert N. Hiatt, Chairman
Pearson C. Cummin, III
Jean-Michel Valette
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      During the fiscal year ended December 25, 2004, the members of the Compensation Committee were James C. Kautz (who served as its Chairman until his retirement on October 19, 2004), Pearson C. Cummin, III, Robert M. Hiatt and Jean-Michel Valette. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during fiscal year 2004.
EXECUTIVE OFFICERS OF THE COMPANY
      Information with respect to executive officers of the Company is set forth below. The executive officers of the Company are elected annually by the Board of Directors and hold office until their successors are elected and qualified, or until their earlier removal or resignation.
      C. James Koch, 55, currently serves as Chairman and Clerk of the Company. Mr. Koch founded the Company in 1984 and was the Chief Executive Officer from that time until January 2001.
      Martin F. Roper, 41, was appointed Chief Executive Officer of the Company in January 2001, and has been President of the Company since December 1999, after having served as its Chief Operating Officer since April 1997. He joined the Company as Vice President of Operations in September 1994.
      William F. Urich, 48, was appointed Chief Financial Officer and Treasurer of the Company in September 2003. Prior to joining the Company, Mr. Urich had been the Chief Financial Officer of Acirca, Inc., a producer of organic foods and beverages, from 2001 to 2003. From 1998 to 2000, Mr. Urich served as Vice President Finance and Business Development for United Distillers & Vintners, a subsidiary of Diageo, PLC, and from 1995 to 1998 as its Vice President Finance and Treasurer.
      Jeffrey D. White, 47, was appointed Chief Operating Officer of the Company in February 2001, after serving as Vice President of Operations since April 1997. Mr. White joined the Company in 1989, and served as Director of Operations of the Company from 1994 to 1997, Operations Manager from 1991 to 1994, and as Distribution Manager from 1989 to 1991.
      Robert H. Hall, 44, serves the Company as Vice President of Brand Development. Prior to joining the Company in June 2000, Mr. Hall had been employed by Kellogg Company from 1993 to 2000, where he held the positions of Vice President Marketing, US Natural and Functional Foods Division, and Vice President Global Cereal Innovation, North America.

EXECUTIVE COMPENSATION
      The following table sets forth all compensation awarded to, earned by or paid to the Company’s Chief Executive Officer and the Company’s four (4) highest paid executive officers, other than the Chief Executive Officer, whose total annual salary and bonus exceeded $100,000 for all services rendered in all capacities to the Company for the Company’s three most recent fiscal years ended December 25, 2004, December 27, 2003, and December 28, 2002.
SUMMARY COMPENSATION TABLE FOR FISCAL YEARS
ENDED DECEMBER 25, 2004, DECEMBER 27, 2003 AND DECEMBER 28, 2002

		Annual Compensation
					Long Term Compensation
				Other				All
				Annual	Restricted		Securities	Other
		Base		Compen-	Stock		Underlying	Compen-
Name and Principal Position	Year	Salary(1)	Bonus(2)	sation(3)	Awards($)(4)		Options(#)	sation(7)

C. James Koch	2004	$188,503	—	$1,292	$17,016	(5)	—	$6,319
Chairman	2003	$188,420	$27,563	$1,170	$26,577		10,000	$5,238
	2002	$183,750	$184,000	$1,170	$11,001		10,000	$8,580
Martin F. Roper	2004	$529,936	$123,000	$3,529	$81,699	(6)	20,000	$7,288
President and	2003	$494,813	$85,100	$4,155	$35,069		30,000	$7,200
Chief Executive Officer	2002	$460,000	$40,000	$3,797	—		30,000	$6,288
William F. Urich(8)	2004	$287,928	$28,756	$1,891	—		—	$6,038
Chief Financial Officer	2003	$79,327	$15,000	—	—		175,000	—
and Treasurer	2002	—	—	—	—		—	—
Jeffrey D. White	2004	$239,128	—	$1,595			13,500	$7,228
Chief Operating Officer	2003	$225,912	—	$1,999	—		25,000	$6,820
	2002	$203,173	—	$1,770	—		25,000	$6,288
Robert H. Hall	2004	$308,708	$57,800	$2,064	—		13,500	$7,288
Vice President of Brand	2003	$293,912	$76,050	$2,056	—		20,000	$6,916
Development	2002	$275,000	$44,094	$2,449	—		20,000	$6,288

(1)	Included in this column are amounts earned, though not necessarily received, during the corresponding fiscal year. None of the individuals received other compensation exceeding reporting thresholds for perquisites and other personal benefits.

(2)	The bonus amounts for the executive officers have been restated so that the bonus for all fiscal year periods is recorded for each officer in the year in which such bonus is paid.

(3)	Reflects reimbursement of taxes relating to long term disability premiums.

(4)	Consists of shares issued under the Company’s Investment Share Plan, pursuant to which eligible employees may purchase shares with a total purchase price up to 10% of their annual compensation (consisting of regular salary and bonuses) at a discount, depending on tenure with the Company. The shares purchased vest at the rate of 20% per year over a period of 5 years. The purchaser of such investment shares has voting power, but not dispositive power, with respect the shares that have not yet vested.

(5)	As of December 25, 2004, Mr. Koch held 9,654 shares of unvested restricted stock issued under the Company’s Investment Share Plan with a market value of $83,114.

(6)	As of December 25, 2004, Mr. Roper held 21,689 shares of unvested restricted stock issued under the Company’s Investment Shares Plan with a market value of $195,952.

(7)	Consists of annual group life insurance premiums and Company matching contributions under the Company’s 401(k) plan, as follows:

	Group Life	401(k)
	Insurance	Matching
Name	Premiums	Contributions

C. James Koch	$271	$6,048
Martin F. Roper	$288	$7,000
William F. Urich	$288	$5,750
Jeffrey D. White	$288	$7,000
Robert H. Hall	$288	$7,000

(8)	Mr. Urich joined the Company in September, 2003.
      The following table sets forth certain information concerning grants of stock options of the Company’s Class A Common Stock made during the year ended December 25, 2004 to the executive officers named below:
OPTION GRANTS TO EXECUTIVE OFFICERS IN YEAR ENDED
DECEMBER 25, 2004

					Potential Realizable
	Number of				Value at Assumed
	Securities	Percent of			Annual Rates of Stock
	Underlying	Total Options			Price Appreciation for
	Options	Granted to	Exercise or		Option Term(2)
	Granted	Employees in	Base Price	Expiration
Name	(#)(1)	Fiscal Year	Per Share	Date	5%	10%

C. James Koch	0	0%	(3)	(3)	$0	$0
Martin F. Roper	20,000	13.9%	(4)	(4)	$232,250	$588,569
William F. Urich	0	0%	(5)	(5)	$0	$0
Jeffrey D. White	13,500	9.4%	(6)	(6)	$156,769	$397,284
Robert H. Hall	13,500	9.4%	(7)	(7)	$156,769	$397,284

(1)	Options vest at twenty percent (20%) each year. Options become immediately exercisable in full in the event that C. James Koch and/or members of his family cease to control a majority of the Company’s issued and outstanding Class B Common Stock.

(2)	The potential realizable value of the options reported above was calculated by assuming five percent (5%) and ten percent (10%) annual rates of appreciation above the fair market value of the Class A Common Stock of the Company from the date of grant (determined in accordance with the rules of the SEC) of the options until the expiration of the options. These assumed annual rates of appreciation were used in compliance with the rules of the SEC and are not intended to forecast future price appreciation of the Class A Common Stock of the Company. The actual value realized from the options could be higher or lower than the values reported above, depending upon the future appreciation or depreciation of the Class A Common Stock during the option period, the option holder’s continued employment through the option period and the timing of the exercise of the options.

(3)	Mr. Koch was not granted options in the fiscal year ending December 25, 2004.

(4)	Options for 20,000 shares carry an exercise price of $18.465 per share and have an expiration date of December 31, 2013.

(5)	Mr. Urich was not granted options in the fiscal year ending December 25, 2004.

(6)	Options for 13,500 shares carry an exercise price of $18.465 per share and have an expiration date of December 31, 2013.

(7)	Options for 13,500 shares carry an exercise price of $18.465 per share and have an expiration date of December 31, 2013.

      The following sets forth, as of December 25, 2004, information regarding options exercised by the named executive officers during the fiscal year ended December 25, 2004, as well as information regarding unexercised options held by such Executive Officers and the value of “in-the-money” options.
AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES
AS OF DECEMBER 25, 2004

	Shares		Number of Securities		Value of Unexercised
	Acquired on	Value	Underlying Unexercised		In-the-Money Options
Name	Exercise(#)	Realized($)	Options at FY-End(#)		at FY-End($)(1)

			Exercisable/Unexercisable		Exercisable/Unexercisable
C. James Koch	17,927	$143,739	41,970	28,030	$387,788	$84,590
Martin F. Roper	52,109	$477,671	594,283	112,000	$5,798,722	$674,971
William F. Urich	0	0	35,000	140,000	$156,850	$627,400
Jeffrey D. White	11,100	$102,474	16,500	64,100	$68,694	$316,517
Robert H. Hall	58,000	$582,122	38,000	85,500	$359,480	$534,002

(1)	Based upon a fair market value at December 23, 2004 of $20.935 per share, determined in accordance with the rules of the SEC, less the option exercise price or purchase price.
Employment Contracts; Termination of Employment and Change-in-Control Arrangements
      A Stockholder Rights Agreement between the Company and initial stockholders of the Company provides that so long as C. James Koch remains an employee of the Company (i) he will devote such time and effort, as a full-time, forty (40) hours per week occupation, as may be reasonably necessary for the proper performance of his duties and to satisfy the business needs of the Company, (ii) the Company will provide Mr. Koch benefits no less favorable than those formerly provided to him by the Boston Beer Company Limited Partnership and (iii) the Company will purchase and maintain in effect term life insurance on the life of Mr. Koch. Further, all employees of the Company, including each of the named executive officers, are required to enter into a non-competition agreement with the Company which prohibits the employee from accepting employment with a competitor for a period of one year after leaving the Company. Nevertheless, all employees of the Company are employed “at-will.”
      In the event that William F. Urich’s employment is terminated without cause, the Company has agreed to pay him an amount equal to one year’s base salary if such termination occurs before September 8, 2004, and an amount equal to six month’s base salary if such termination occurs between September 9, 2004 and September 8, 2005.
      All options granted under the Employee Equity Incentive Plan, including those granted to the named executive officers, become immediately exercisable in full in the event that C. James Koch and/or members of his family cease to control a majority of the Company’s issued and outstanding Class A Common Stock.

Company Stock Performance(2)
      The graph set forth below shows the value of an investment of $100 on January 1, 2000 in each of the Company’s stock (“The Boston Beer Company, Inc.”), the Standard & Poor’s 500 Index (“S&P 500”), the Standard & Poor’s 500 Brewers, which consists of Anheuser-Busch Companies, Inc. and Adolph Coors Company (“S&P 500 Brewers”), and a peer group which consists of Pyramid Breweries Inc. and Redhook Ale Brewery, Inc. (“Peer Group”), as of December 25, 2004.
(COMPARISON GRAPH)

	The Boston Beer
	Company Inc	S&P 500 Index	S&P 500 Brewers	Peer Group

1999	100.00	100.00	100.00	100.00
2000	124.78	91.58	135.61	93.54
2001	247.93	81.60	134.07	109.32
2002	209.56	62.55	143.81	144.47
2003	263.93	79.73	159.53	180.51
2004	299.47	89.56	159.98	158.36
Total Return To Shareholders
(Includes reinvestment of dividends)

	Annual Return Percentage Years Ending

Company Name/ Index	Dec00	Dec01	Dec02	Dec03	Dec04

The Boston Beer Company Inc	24.78	98.70	(15.48)	25.95	13.47
S&P 500 Index	(8.42)	(10.89)	(23.35)	27.47	12.34
S&P 500 Brewers	35.61	(1.13)	7.26	10.93	0.29
Peer Group	(6.46)	16.87	32.15	24.94	(12.27)

		Indexed Returns Years Ending
	Base
	Period
Company Name/ Index	Dec99	Dec00	Dec01	Dec02	Dec03	Dec04

The Boston Beer Company Inc	100	124.78	247.93	209.56	263.93	299.47
S&P 500 Index	100	91.58	81.60	62.55	79.73	89.56
S&P 500 Brewers	100	135.61	134.07	143.81	159.53	159.98
Peer Group	100	93.54	109.32	144.47	180.51	158.36

Peer Group Companies

Pyramid Breweries Inc
Redhook Ale Brewery Inc

(2)	The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

REPORT OF THE AUDIT COMMITTEE(3)
      The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 25, 2004.
      The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and Deloitte & Touche LLP. In addition, throughout the year, the Audit Committee met with Deloitte & Touche LLP regarding the Company’s internal controls and compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee has discussed with Deloitte & Touche LLP the Company’s independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which provides that certain matters related to the conduct of the audit of the Company’s financial statements are to be communicated to the Audit Committee. The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 relating to the accountant’s independence from the Company, has discussed with Deloitte & Touche LLP their independence from the Company, and has considered the compatibility of non-audit services with the accountant’s independence.
      The Audit Committee acts pursuant to an Audit Committee Charter, a copy of which is available on the Company’s website at www.bostonbeer.com. Each member of the Audit Committee qualifies as an “independent” Director under the current listing standards of the New York Stock Exchange. The Board of Directors has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” in accordance with applicable SEC rules based on their relevant experience. Mr. Cummin served for many years as a partner in a venture capital firm where he had extensive experience in assessing the performance of companies and evaluating their financial statements, and served for several years on an audit committee of another publicly-held company. Mr. Kautz, who resigned from the Committee upon his retirement from the Board in October 2004, served as a partner of Goldman Sachs, L.P., where he also had extensive experience in assessing the performance of companies and evaluating their financial statements. As President and CEO of Maybelline, Inc., a large publicly-held company, and then as Chairman, Mr. Hiatt had extensive experience actively supervising the primary financial officer of the company. Mr. Valette, who joined the Audit Committee in August 2004, worked as a securities analyst for several years and has served as CEO of two companies where he supervised the primary financial officers. He currently serves as chairman of an audit committee of another publicly-held company.
      The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. The Audit Committee pre-approved all such audit and non-audit services. Such services included for 2004 audit services, audit-related services, tax services and other services as follows:

•	Audit Fees. The Company estimates that it will pay audit fees to Deloitte & Touche LLP in the amount of $679,000 for its audit of the Company’s annual financial statements and quarterly reviews for the fiscal year ended December 25, 2004, which amount includes $509,000 for the review and certification of the Company’s compliance with the provisions of Section 404 of the Sarbanes-Oxley Act of 2002, and $126,500 for its audit of the Company’s annual financial statements and quarterly reviews for the fiscal year ended December 27, 2003.

•	Audit-Related Fees. No fees were paid for audit-related services during the last two fiscal years.

•	Tax Fees. No fees were paid to Deloitte & Touche LLP for tax services during the last two fiscal years.

(3)	The material in this report, including the Audit Committee Charter, is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

•	Other Fees. The Company paid Deloitte & Touche LLP $5,000 in the fiscal year ended December 25, 2004 for services relating to its consent to the filing of a Registration Statement on Form S-8 and $1,456 in the fiscal year ended December 27, 2003 for services relating to compliance with the Sarbanes-Oxley Act.
      Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2004.

Audit Committee:
Pearson C. Cummin, III, Chairman
Robert N. Hiatt
Jean-Michel Valette
INDEPENDENT PUBLIC ACCOUNTANTS
      On March 14, 2005, the Audit Committee of the Board of Directors terminated the engagement of Deloitte & Touche, LLP (“Deloitte”) as the Company’s independent public accountants and engaged the firm of Ernst & Young, LLP (“Ernst & Young”) as its independent auditors to serve as its independent public accountants to audit the Company’s financial statements for the 2005 fiscal year.
      Deloitte’s reports on the Company’s financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
      During the Company’s two most recent fiscal years and through the date of termination of the engagement, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.
      During the Company’s two most recent fiscal years and through the date of engagement, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that Ernst & Young might render on the Company’s financial statements.
      Representatives of the Company’s independent public accountants are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and Directors and persons owning more than ten percent (10%) of the outstanding Class A Common Stock of the Company to file reports of ownership and changes in ownership with the SEC. Officers, Directors and greater than ten percent (10%) holders of Class A Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
      The Company believes that during the fiscal year ended December 25, 2004, all Section 16(a) filing requirements applicable to its officers, directors, and beneficial owners of greater than ten percent (10%) of its Common Stock were complied with. In making this statement, the Company has relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to the Company and the written representations of its directors, executive officers and 10% stockholders.

DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS
      Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Annual Meeting of Stockholders to be held in 2006 may do so by following the procedures set forth in Rule 14a-8 of the Securities Exchange Act of 1934, as amended. To be eligible for inclusion, stockholder proposals must be received at the Company’s principal executive offices in Boston, Massachusetts on or before November 22, 2005.
OTHER MATTERS
      Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.
10-K REPORT
      A COPY OF AN ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SEC FOR THE COMPANY’S MOST RECENT FISCAL YEAR, MAY BE FOUND ON THE COMPANY’S WEBSITE, www.bostonbeer.com. IN ADDITION, THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF THE ANNUAL REPORT WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO THE INVESTOR RELATIONS DEPARTMENT, THE BOSTON BEER COMPANY, INC., 75 ARLINGTON STREET, BOSTON, MA 02116.
VOTING PROXIES
      The Board of Directors recommends an affirmative vote for all nominees specified herein. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote, the shares represented by such proxies will be voted in favor of the nominees.

By order of the Board of Directors

C. James Koch,
Clerk
Boston, Massachusetts
March 23, 2005

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATION, SIGN AND DATE THIS CARD IN THE SPACE BELOW. NO BOXES NEED TO BE CHECKED.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

	FOR	AGAINST	ABSTAIN
1. To approve the appointment by the Class A Directors on February 15, 2005 of David A. Burwick as a Class A Director to fill the vacancy created by the resignation of James C. Kautz	☐	☐	☐

PLANNING TO ATTEND? Please help our planning efforts by letting us know if you expect to attend the Annual Meeting. Please call (800) 372-1131 ext. 5050, and check the box to the right.	☐

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED SUCH SHARES WILL BE VOTED IN FAVOR OF SUCH ITEM.

2. Election of Class A Directors,

FOR all nominees listed. (Except as marked to the contrary to the right.)	WITHHOLD authority for all nominees listed.	01 David A. Burwick, 02 Pearson C. Cummin, III and 03 Robert N. Hiatt, (Instructions: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)
☐	☐

Signature	Signature	Dated:
IMPORTANT: Before returning this Proxy, please sign your name or names on the line(s) above exactly as shown hereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full title when signing. Where shares are registered in the name of joint tenants or trustees, each joint tenant or trustee should sign.
▲ FOLD AND DETACH HERE▲

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and Telephone voting is available through 11:59 PM EST the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/sam Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you submit your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

THE BOSTON BEER COMPANY, INC.

PROXY – Annual Meeting of Stockholders – May 4, 2005

CLASS A COMMON STOCK

     The undersigned, a stockholder of THE BOSTON BEER COMPANY, INC., does hereby appoint C. James Koch and Frederick H. Grein, Jr., or either of them, acting singly, the undersigned’s proxy, with full power of substitution, to appear and vote at the Annual Meeting of Stockholders, to be held on Wednesday, May 4, 2005 at 10:00 A.M., local time, or at any adjournments thereof, upon such matters as may come before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby instructs said proxy, or his substitute, to vote as specified on the reverse side on the following matters and in accordance with his judgment on other matters which may properly come before the
Meeting.

(Continued and to be Completed on Reverse Side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE▲

Admission Ticket

THE BOSTON BEER COMPANY, INC.
2005 ANNUAL MEETING

Wednesday, May 4, 2005
10:00 A.M.
The Brewery
30 Germania Street
Boston, MA 02130